UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 5, 2013, Sagent Pharmaceuticals, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K reporting that the Company received final approval for its acquisition of Kanghong Sagent (Chengdu) Pharmaceutical Co. Ltd. (“KSCP”), and that the transaction had been completed.

This Form 8-K/A amends Item 9.01 the Form 8-K we filed on July 5, 2013 to include KSCP’s audited financial statements as of and for the year ended December 31, 2012, KSCP’s unaudited financial statements as of and for the three months ended March 31, 2013, and the unaudited pro forma condensed combined financial information related to our acquisition of KSCP, as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of KSCP as of and for the year ended December 31, 2012 are attached as Exhibit 99.3 to this Form 8-K/A, and are incorporated by reference into this Form 8-K/A.

The financial statements of KSCP as of and for the three months ended March 31, 2013 are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference into this Form 8-K/A.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the KSCP acquisition is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(1)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2012;

(2)	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2013; and

(3)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2013.

(d) The following exhibits are being filed as part of this Current Report on Form 8-K/A

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information

99.2	Kanghong Sagent (Chengdu) Pharmaceutical Co. Ltd. Financial Statements as of and for the three months ended March 31, 2013

99.3	Kanghong Sagent (Chengdu) Pharmaceutical Co. Ltd. Financial Statements as of and for the year ended December 31, 2012 (Incorporated by reference to Item 15(a) in the Company’s Annual Report on Form 10-K filed March 18, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: August 5, 2013		/S/ MICHAEL LOGERFO
	Name:	Michael Logerfo
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary